Exhibit 99.3

Sabrina Chan:

Hi, this is Sabrina Chan, head of Investor Relations at Prenetics. Welcome to the Prenetics and Artisan Acquisition Corp Investor Webcast. I would like to remind everyone that the information discussed today is entirely qualified by the disclaimers in the Investor presentation included on the Form 8K file today by Prenetics and Artisan Acquisition Corp, which may be accessed on the SEC website or at www.prenetics.com/investors. The Form 8K also includes a copy of our press release and the Investor Presentation. Artisan Acquisition Corp will also be filing a current report on Form 8-k, which will include a copy of the Business Combination Agreement and the Investor Presentation available on the SEC website.

Now, please take a moment to review the disclaimers. During this presentation we will be making certain forward looking statements, including, but not limited to, projections or estimates about future performance, industry outlook and the proposed business combination. Forward looking statements are inherently subject to risks, uncertainties and other factors, and they are not guarantees of performance.

For today's presentation, we have the senior management team at Prenetics. Danny Yeung, Cofounder and CEO of Prenetics. Stephen Lo, the CFO and Ben Cheng, CEO and director of Artisan Acquisition Corp. Management will not be taking any questions on today's call.

With that, I'll turn it over to Ben to begin the call.

Ben Cheng:

Thank you, Sabrina, and thank you to everyone for joining us today. I am Ben Cheng, the CEO of Artisan Acquisition Corp and I'm excited to be here with Danny and Stephen, who will share more about Prenetics, business and opportunity. We are a special purpose acquisition company founded by Dr. Adrian Cheng, the CEO of the Hong Kong-listed conglomerate New World Development and the founder of K11. We have been searching globally for a company with high growth prospects in the healthcare, consumer and technology sector stays well positioned for success.

We believe we have found one which is Prenetics. Prenetics is a disruptive, mission driven company. It is led by the inspiration of founder and serial entrepreneur Danny Yeung, who set his sights on transforming health care in 2014 and today has created a leading genomic and diagnostic testing company. We are delighted to collaborate with Prenetics and help make it the first Hong Kong unicorn to go public and support local entrepreneurship.

Prenetics is undoubtedly a clear fit for Artisan. We share the vision to provide easily accessible and decentralized healthcare services to the community. We are proud to support Prenetics with this important mission and help improve social welfare and the standard of living.

Prenetics is also well positioned to deliver value and synergies in Adrian’s global ecosystem. It will allow Prenetics to tap into healthcare channels and get a wide range of users across retail, hospitality, property and technology sectors which will provide significant business synergies. In addition, all existing Prenetics shareholders are rolling over to the new entity. Adrian and Danny have also agreed to have a longer lockup than typical to be 100% aligned with Prenetics’ long-term growth strategy. Together with Prenetics, we are thrilled to step into the global markets and embark on the next step of this important journey to disrupt and decentralize the healthcare market with a global opportunity of over 1.3 trillion. Over the next few minutes, I would like to give you an overview of the transaction summary.

Upon consummation of the proposed transaction, Prenetics will become a publicly listed company through its business combination with Artisan Acquisition. Corp, which is a Nasdaq-listed SPAC. The SPAC raised over US$339 million. On top. we raised US$60 million of forward purchase agreements from Aspex and PAG. In addition, we raised another US$60 million in the form of PIPE from strategic investors including Lippo, Dragonstone and Xen Capital. The transaction will value Prenetics at an enterprise value of approximately US$1.25 billion and is expected to provide up to US$459 million in cash assuming no rate redemption from Artisans Trust account.

We believe this represents a significant opportunity for upside growth and shareholder value. Given the very strong business fundamentals product pipeline and M&A acquisition opportunity available for Prenetics. With that, I would like to introduce you to the CEO and Co-founder of Prenetics, Danny Yeung.

Danny Yeung:

Thank you, Sabrina. Thank you, Ben. My name is Danny Yeung, co-founder and CEO of Prenetics. For those of you listening on this webcast, a quick background about my own story. I've always been an entrepreneur my whole life. I started out doing F&B, hospitality, furniture and most recently e-commerce. In 2010 I moved to Hong Kong, started a company called uBuyiBuy. It was subsequently acquired by Groupon in 2014. I left after building it into the largest e-commerce company in the region. The reason why I started Prenetics. I wanted to dive firmly into health care because I felt the future of health care is via prevention, diagnostics and personalized care.

The name, Prenetics, is the mix of prevention and genetics.

In terms of what our business is, this is to decentralize healthcare and bring healthcare closer to the patient. We do this via three pillars of the business via combining prevention, diagnostics and personalized care. This represents over $1.3 trillion global opportunity and we aim to achieve over US$640 million of annual revenues by 2025.

Where are we today? Today we would be considered the number one diagnostics and genetic testing company in Hong Kong and the UK.

We have close to 600 employees. We have raised over US$ 85 million from the likes of Alibaba, Prudential, Apis Partners and more. We currently operate 8 testing laboratories with 6 in airports including Hong Kong International, Heathrow and more. Today, we have processed more than 5 million total tests. This year we're well on our way to achieve over US$205 million in annual revenues.

For each of the products in our product portfolio, we also have a significant competitive IP moat, and certainly with this, as you can see, we also have been able to form a very strategic R&D collaboration with the Oxford University.

This was a result of an acquisition we made of an Oxford spin out company late last year in which we acquired a rapid diagnostics technology from Oxford University. Earlier this year, we've been able to form multi-year research agreements with both Oxford UK and Oxford Suzhou, which is the only overseas research facility outside of the Oxford UK. We do this in working very closely with our Clinical and R&D teams by Prenetics.

I've always believed that to build a very big organization, we need a strong team. I think this really sets us apart from the competition and that we've been able to build a very strong team made of scientists, product marketers and commercialization experts. As you can see with our team, we have a very diverse team led by myself, Stephen Lo, CFO, Lawrence Tzang, CSO and co-founder and Avi Lasarow, EMEA CEO, Mike, who used to be with Exact Sciences and Frank Ong, who most recently was with EverlyWell. We are also supported by key scientific advisors, Professor Cui, which is on our board, Professor Huang, Dr. Andersson and Professor Michael Yang.

In the next 15 to 20 minutes, I'll highlight our current product portfolio as well as our product pipeline.

Starting with the prevention category, this is CircleDNA. We've launched this product in late 2019. In less than two years, we have sold already over 120,000 CircleDNA test kits and we have shipped to over 30 countries globally.

What sets us apart from the competition is we utilize Whole Exome Sequencing Technology. With one single swab sample, we're able to read all of your protein-coding genes in one go, which represents 50 to 100x more datapoints over genotyping technology.

With CircleDNA, our core focus has always been about your health. With just one saliva swab, you'll be able to receive 500 plus reports across 20 categories, including family planning disease such as identifying your genetic risks for cancer, carrier screening if you are planning to have a child as well as drug response, disease risks, common health risks and lifestyle related identifications such as your diet, nutrition and sports and fitness. What we've been able to do with CircleDNA is turn a very scientific product to be able to be a lifestyle, consumer friendly product which includes a very useful app and PDF reports.

With CircleDNA, we have four SKUs ranging from our Circle Vital product, which is roughly about 200 US$ to our CircleDNA premium product, which retails for over 600 US$. The interesting thing is 70% of our consumers which purchase our product are opting for the CircleDNA premium product and our average order value online is US$504 with every individual purchasing on average one point six kits. This tells us that we have a very engaged audience and very healthy and proactive audience, which are very vested in their own health. This is where an opportunity will exist later on to help them with other new products.

As you can see with our CircleDNA marketing strategy, we've been able to sign on board very large celebrities including Gem, Van Ness Wu, Gigi Leung and some of the faces behind our product. This has certainly captivated a lot of the social media audience, which now there's significant user generated content on Instagram, Facebook, YouTube and area which has led to a cult following.

To give you an idea in terms of the CircleDNA trajectory. As mentioned in less than two years we have achieved over 120,000 test gets sold. As a comparison to 23andme, it took them more than four years. By 2025, we believe we can achieve well over 600,000 test kits being sold.

To our diagnostics business. As I mentioned earlier, we have now performed more than 5 million COVID-19 PCR laboratory tests. We operate eight laboratories, six in airports in Hong Kong International and Heathrow. That image shown is inside the Hong Kong International Airport in which we are the only testing provider inside the terminal. We've also been able to amass a very strong clientele of governments and corporates.

We've been very humbled that we have been able to have such strong clientele, including the Hong Kong government. Hong Kong government selected us as the first private laboratory to do mass community COVID-19 testing last July. We have now performed more than 3 million tests alone in Hong Kong as part of the Community Testing, Hospital Authority, Department of Health, FEHD, quarantine hotels and many more.

In the UK, we're instrumental in helping the English Premier League resume their season last year’s May, in which we provided testing across all 20 clubs and 3,000 players on a weekly basis. Today we are still the testing provider for the EPL. In the travel sector, we've been able to partner with Virgin Atlantic, Carnival Cruise Line, Heathrow Airport, London Luton Airport, Manchester Airport and Gatwick Airport and more. When it comes to entertainment and sports, the EPL, the Professional darts, the Cricket Board, SKY and many others.

We believe there is significant demand when society normalizes and there's further resumption of travel. As you can see last year there was virtually zero travel. This year already more than 50% of our business is related to travel revenues and there's further upside. For reference, pre-Covid in Hong Kong International Airport, there was roughly about 100 thousand daily arrivals today that's only 1000. With us being firmly in the airport testing laboratory we will certainly benefit from resumption of travel in the future. Given our significant work in major airports, there's significant opportunity to expand into airports and new geographies with our end-to-end solution of testing.

I just want to highlight what the different technologies available to detect Covid-19 are. Everyone knows the PCR gold standard laboratory tests. The challenge with that is it's logistically challenging and time to results can be anywhere between four to 24 hours and certainly you need to go to a laboratory, a clinic, or a hospital to perform the test. The other type of technology which is quite common nowadays is the antigen test which is very fast and portable. However, for individuals who do not have symptoms, it may not be able to be detect the actual virus. Especially now with the Delta variant, a majority of cases are actually asymptomatic. This means that there needs to be another technology which is still a molecular and diagnostic assay.

And with that it would be what we consider RT- LAMP as the go to choice. The reason being that it is rapid, it has very high sensitivity, very scalable and it can detect both symptomatic and asymptomatic individuals due to it being a molecular test. This is a game changing point of care at home PCR quality testing Technology. This is the reason why last year we acquired 100% of the IP from the Oxford University. We then rolled it out into airports globally and now we have recently launched the Circle HealthPod, which is a self-testing at home and point of care device that anyone anywhere can do.

Circle HealthPod is a game changer of a product for the entire healthcare industry. It is a rapid health monitoring detection system for all infectious diseases. Now I will play a short video here for you to help you understand the capabilities and the potential of this product.

As you saw in the video, the Circle HealthPod is basically a laboratory in your pocket. You can do it anywhere such as in any clinics, hospitals, point of care settings, airports as well as in the comfort of your own home. Individuals will be able to receive the results in approximately 20 minutes with 96% sensitivity, 99.9% specificity compared to the gold standard PCR tests. It is also a pain free interior nasal swab, which makes it easy for people to perform by themselves. We have already launched this product in Hong Kong, speaking to very big partners throughout Southeast Asia and in Europe. We will also be starting our usability and clinical studies in the US by the end of the year and we look to achieve FDA and EUA’s approval by Q1 in 2022.

With the Circle HealthPod, the only global comparable that we have seen, which also has a reusable device with single use capsules is a company in the US called Cue Health. They have also successfully commercialized the product, having signed on the US government, Henry Schein, NBA and more as their customers. Their latest private valuation was over US$ 2 billion even and they have most recently filed for US IPO.

In terms of the use case. Many different use cases including household use. Every single household should have a Health Pod because the next time you or your family have a cough, fever or sore throat, you certainly want to test yourselves for covid to protect yourself and your colleagues. Other use cases include hospitals and clinics, hotels, apartments, schools, community screen, sports & entertainment and also to highlight this is why we are so excited to partner with Adrian and his ecosystem because his ecosystem ranges across these sectors.

This slide just gives you an overview in terms of how complex it is from a manufacturing perspective. Certainly, we've been able to go through lots of R&D, lots of trial and error to get it to the state where we have recently just launched the Circle HealthPod, which includes the molecular reagent and lots of engineering feat that goes to the actual device that allows it for individuals to test at point of care and at home.

This gives you a view in terms of how employers will be able to utilize the Health Pod B2B settings in which there will be a portal to help you identify your employee status. As you can see, in terms of the Health Pod marketing strategy, we've been able to also embark on a quite extensive above the line and below the line marketing campaign starting here in Hong Kong in which we have enlisted martial art celebrity and super star Donnie Yen as the face of the product.

In the next few slides, I just want to highlight some of the imminent product launches we will be having. Our ColoClear product is the only non-invasive colon cancer screening tests approved by the NMPA. We are looking to launch this in Q1 of 2022. It has 96% sensitivity compared to the gold standard of Colonoscopy. We know the successful business model compared to Cologuard in the US.

As you can see in the US just five years ago, Exact Sciences did roughly US$ 39 million in annual revenues and last year they achieved over US$1 billion in annual revenues of the Cologuard product. Cologuard has been very successful in the U.S. We believe we can replicate that success in Hong Kong and the rest of Southeast Asia.

With the ColoClear product. We actually developed a strategic technology transfer from New Horizon Health which listed in HKEX earlier this year and now has a market capitalization of US$2.6 billion. We have the exclusive rights for Hong Kong, Macau and the rest of Southeast Asia. We have a term of five years plus additional five years. We believe this will also be a game changer to test for colon cancer via a thorough DNA test.

In terms of the sensitivity and the data related to ColoClear, it has achieved 96% sensitivity for early detection of corrector cancer as well as the ability to detect advanced adenoma. This was done through a 10,000-person trial. We are confident in terms of the value it brings over colonoscopy. For younger individuals between 35 to 50, it presents a no brainer to be able to do a simple physician order test at home rather than to do an invasive surgery such as colonoscopy.

In terms of new product launches beyond 2022. The next few slides, we'll highlight some of our upcoming products.

With Circle Snapshot. We aim to disrupt the annual health check market, but to be able to do this in the comfort of your own home. We plan to launch this in Q1 of 2022. We plan to introduce a painless blood collection device that you can perform at home. The great thing is that we know this business model works

As you can see in the US, the market leader for this type of testing at home is called EverlyWell. They have been the pioneer of at-home blood health testing. You can do lots of different tests revolving around food sensitivity, metabolism, ovarian, egg reserve, and many other tests. We believe we have the same opportunity here in this part of the world as well as in Europe and in the US at a later stage. Given the success of our CircleDNA product for consumers, we have also seen significant demand from physicians for our genetic testing products.

This is why we were launching Circle Medical in the first quarter of 2023. We have seen very strong commercialization success in the US by Invitae. We also expect similar results once we launched a product here in Asia and Europe.

Lastly, in terms of our business pills we’re moving into personalized care. We understand our consumers. With CircleDNA we have very highly engaged consumers and they want more out of their data. They want us to provide them supplements based upon their genetic deficiencies. This is where we'll be launching Circle One, Circle F1x and Circle Fem in 2022 and 2023.

With Circle One, Circle F1x and Circle Fem, we believe supplements and personalization of supplements represents a significant opportunity and we have seen that again in the US with a company called Roman Health, which is a pioneer of discrete vitamins delivered to your door. They have already achieved in less than five years a US$5 billion market valuation and expect the same path once we launch it to the market.

In terms of our way forward, we believe we have significant synergies across each of our three pillars of business from diagnostics, prevention and personalized care. We've been able to build a very strong brand name in Prenetics as well as with CircleDNA. For many of the products that we will sell you can cross-sell and upsell them lots of other very valuable health products. From the moment you are born until the moment someone passes away, we believe we have a very valuable health product that individuals will take use of and care for themselves, for their family and for their colleagues. This slide highlights why I am so excited about our future potential of the company.

Today we are 1.25 billion organization, achieving well over US$200 million and annual revenues with very limited loss in the next few years and getting to over US$ 600 million annual revenues by 2025. If we look at the peers. In terms of what Exact Sciences was five years ago, they were US$1.3 billion company and five years later they are 18 billion. Similar to Invitae, they were US$250 million and now they are USD$6 billion. Natera was also US$600 million and now US$11 billion. You can look at the staggering losses they have achieved over the last five years and compare to our cost structure. Thus, I believe we are actually in a much better position than each of these companies five years ago. This is why we remain really excited about the company as of today.

As you know that Exact Sciences and Invitae have grown significantly in the past five years and we know what they did. In the last five years, they have made 23 acquisitions in total to be where they are today, which is market leader. We are market leader in the communities that we operate and in the geographies we operate

Right now, we have 1.25 billion. After the IPO, we will have over US$400 million in our war chests for acquisitions into new geographies as well as technologies which enhance our overall portfolio of products. We believe in the next five years we can achieve similar path and similar success as Exact Sciences and Invitae.

In the next few slides, I will pass it to our CFO, Stephen Lo to provide a summary in terms of our financials.

Stephen Lo:

I'm Stephen Lo, Prenetics’ CFO. Before joining Prenetics three years ago, I was with Citigroup Investment Banking division where I completed IPOs, equity financings and mergers and acquisitions. Before investment banking, I was an auditor at Ernst & Young where I got my CPA and subsequent CFA qualification.

To begin with, I like to start by saying that we are a high growth company. If you look across the pie charts from the left to right, you can see that we grew our revenue 7x last year to US$65 million.

This year, we are forecasting a revenue of US$205 million. Our first quarter revenue this year was already US$57 million and our momentum remained strong in the second quarter. We are very confident that we can deliver our full year target of US$205 million. Our goal is that by 2025, we will achieve a revenue of US$640 million, which represents a CAGR of about 60% in the next couple of years driven by our strong product pipeline.

As you can see on the bottom half of this page, we have new product launches every year until 2024 across the three main businesses, namely prevention, diagnostics, and personalized care. These products are the ones circled with dotted lines. As you look at the top half of this page, you can see the contribution of our strong and diversified product pipeline enabling us to achieve our revenue target. For the purposes of financial forecast, we are not putting in any new launches in 2024 and 2025 because we are only including product launches that are in the later stage of the development cycle in which we are sure can be delivered. We strongly believe with the collaboration with Oxford University and our investment in R&D, we will have new product launches in 2024 and beyond. These will provide additional uplift to our revenues.

Covid-19 testing is currently an important part of our business and we are asked of views about this all the time. With new variants emerging, the latest resurgence in infection rates globally and challenges of getting the world fully vaccinated, there is a high chance that we have to live with Covid-19 for many years. In our forecast, however, we take a conservative view that only 20% of our current Covid-19 lab testing revenues will remain by 2023.

Obviously, this explains why we are developing a strong pipeline of products, in addition to searching for M&A opportunities globally. However, if travel resumes or if the COVID-19 pandemic lasts beyond 2023, these will provide additional upside, which is not currently captured in our forecast. This page gives you a more detailed view of our financial forecast. As I mentioned earlier in the first quarter of this year, our revenue was 57 million US dollars. We are on track to deliver or beat our target of $205 million on a full year basis.

The strong growth momentum is aligned with our key strategic priority, which is to grow our revenue by investing in science and building a strong moat. As you can see in our financial forecast, in the next five- years, we will continue to invest in and we will double down our investment in R&D, deepen our collaboration with the Oxford University. While at the same time investing heavily in sales and marketing so that we can grow our market shares, capture opportunities globally.

This financial forecast has been prepared on a conservative basis. We have not accounted for any M&A opportunities that may arise. As Danny explained earlier, M&A is a key focus of us. We are looking for opportunities globally and we are eyeing opportunities, especially in the United States, which has a huge opportunity.

To summarize, Prenetics has strong growth trajectory. While we share similarities with our US peers five years ago, what actually makes us very different is that we are in a much stronger financial position. There is also no one like us with our track record, diversified portfolio and already leading positions in Asia and Europe.

On this, let me pass to Danny for his closing remark.

Danny Yeung:

Thank you, Stephen. I'm highly confident of our ability to execute. Our mission is to decentralize health care. We are just getting started with today's significant milestone in terms of our merger with Adrian’s Artisan Acquisition Corp. We believe significant synergies exist that will help us grow much faster. Today, we are a US$1.25 billion dollars organization and we believe in the next five years we have an opportunity to be a US$10 billion company. Thank you for taking the time today to listen to my presentation.

We believe we are just getting started.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Artisan and Prenetics, and also contains certain financial forecasts and projections.

All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, Prenetics’ plans for new product development and geographic expansion, objectives of management for future operations of Prenetics, projections of market opportunity and revenue growth, competitive position, technological and market trends, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of PubCo following the consummation of the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms of the proposed transaction, are also forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. These statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Artisan and Prenetics, which involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Although each of Artisan, Prenetics and PubCo believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Artisan, Prenetics and PubCo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed transaction, which is expected to be filed by PubCo with the SEC and other documents filed by Artisan or PubCo from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements in this communication include statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither Artisan, Prenetics nor PubCo can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including the ability to complete the business combination due to the failure to obtain approval from Artisan’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by Artisan’s public shareholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form F-4 to be filed by PubCo with the SEC and those included under the heading “Risk Factors” in the final prospectus of Artisan dated May 13, 2021 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Artisan, Prenetics, PubCo, their respective directors, officers or employees or any other person that Artisan, Prenetics or PubCo will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Artisan, Prenetics and PubCo as of the date of this communication. Subsequent events and developments may cause those views to change. However, while Artisan, Prenetics and PubCo may update these forward-looking statements in the future, Artisan, Prenetics and PubCo specifically disclaim any obligation to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Artisan, Prenetics or PubCo as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, PubCo will file a registration statement on Form F-4 with the SEC that will include a prospectus with respect to PubCo’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the shareholder meeting of Artisan to vote on the proposed transaction. Shareholders of Artisan and other interested persons are encouraged to read, when available, the preliminary proxy statement/prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Artisan, Prenetics and PubCo and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Artisan as of a record date to be established for voting on the proposed transaction. Once available, shareholders of Artisan will also be able to obtain a copy of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Artisan Acquisition Corp., Room 1111, New World Tower 1, 18 Queen's Road, Central, Hong Kong. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Artisan, Prenetics and PubCo and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of Artisan and their ownership is set forth in Artisan’s filings with the SEC, including its final prospectus dated May 13, 2021 and subsequent filings on Form 10-Q and Form 3. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Artisan’s shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to Artisan Acquisition Corp., Room 1111, New World Tower 1, 18 Queen's Road, Central, Hong Kong.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Artisan, Prenetics or PubCo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.